Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Relative Sentiment Tactical Allocation ETF (MOOD)
(the “Fund”)
(each a series of EA Series Trust)

October 30, 2023

Supplement to the Fund’s Prospectus and Statement of Additional Information (“SAI”),
each dated June 15, 2023
and Summary Prospectus, dated June 16, 2023

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus, and SAI.

Effective on November 21, 2023, the Fund will transfer its primary listing to the The Nasdaq Stock Market, LLC and will no longer be listed on NYSE Arca, Inc. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on NYSE Arca, Inc.. will be changed to refer to The Nasdaq Stock Market, LLC.

Please retain this Supplement for future reference.